      As filed with the Securities and Exchange Commission on July 22, 1997
                          Registration No. ___-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                        TO SECTION 12(b) OR 12(g) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------
                           DURA PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                               95-3645543
         -----------------------           -----------------------------------
         (State of incorporation           (I.R.S. Employer Identification No.)
            or organization)

                          5880 PACIFIC CENTER BOULEVARD
                           SAN DIEGO, CALIFORNIA 92121
               (Address of Principal Executive Offices) (Zip Code)

         If this form relates to the        If this form relates to the
         registration of a class of         registration of a class of
         debt securities and is             debt securities and is to
         effective upon filing pursuant     become effective
         to General Instruction A(c)(1)     simultaneously with the
         please check the following         effectiveness of a concurrent
         box. / /                           registration statement under
                                            the Securities Act of 1933
                                            pursuant to General
                                            Instruction A(c)(2) please
                                            check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:


             Title of Each Class                Name of Each Exchange on Which
             to be so Registered                Each Class is to be Registered
             -------------------               ------------------------------

               Not applicable                      Not applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                     Convertible Subordinated Notes due 2002
-------------------------------------------------------------------------------
                                (Title of class)


-------------------------------------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               A description of the Convertible Subordinated Notes due 2002 (the "Notes") to be registered hereunder, including all of the information required by Item 202 of Regulation S-K, is contained under the heading "Description of Notes" in the prospectus included in the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission under the Securities Act of 1933 (Registration No. 333-30851), as amended from time to time (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2.   EXHIBITS.

The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Securities and Exchange Commission.

               1. Form of Indenture, filed as Exhibit 4.1 to the Company's Registration Statement (Registration No. 333-30851).

               2. Form of Note, filed as Exhibit 4.1 to the Company's Registration Statement (Registration No. 333-30851).

               3. Certificate of Incorporation, filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

               4. Bylaws of the Company, filed as Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.


                                      2.

                                    SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          DURA PHARMACEUTICALS, INC.


Date:  July 22, 1997                      By: /s/ CAM L. GARNER
                                              --------------------------
                                              Cam L. Garner
                                              Chairman, President and
                                              Chief Executive Officer


                                      3.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    EXHIBITS

                                       TO

                                    FORM 8-A

                                      UNDER

                         SECURITIES EXCHANGE ACT OF 1934


                           DURA PHARMACEUTICALS, INC.

                                  EXHIBIT INDEX
                                  -------------


The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been or will be filed with the Securities and Exchange Commission.

EXHIBIT
NUMBER
-------

1. Form of Indenture, filed as Exhibit 4.1 to the Company's Registration Statement (Registration No. 333-30851).

2. Form of Note, filed as Exhibit 4.1 to the Company's Registration Statement (Registration No. 333-30851).

3. Certificate of Incorporation, filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

4. Bylaws of the Company, filed as Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.